SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 13, 2004

VA Software Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-28369 (Commission File Number)	77-0399299 (I.R.S. Employer Identification Number)

46939 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)

(510) 687-7000
(Registrant's telephone number, including area code)

(Former name or former daddress, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 13, 2004, the Registrant and The Riverview Group LLC ("Riverview") entered into the First Amendment to Registration Rights Agreement, which is incorporated herein by reference to Exhibit 10.12 to the Registrant's Annual Report on Form 10-K (File No. 000-2836) for the fiscal year ended July 31, 2004, which was filed on October 14, 2004. The First Amendment to Registration Rights Agreement amends certain provisions of the Registration Rights Agreement entered into by and between the Registrant and Riverview on November 6, 2003, a copy of which was filed as Exhibit 10.2 of Registrant's Current Report on Form 8-K filed on November 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VA SOFTWARE CORPORATION a Delaware corporation
By:	/s/ Kathleen R. McElwee
Kathleen R. McElwee
Vice President and Chief Financial Officer

Dated: October 15, 2004